                       TENTH AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------

     This Tenth Amendment is effective the 31st day of December, 2000, by and among Wells Fargo Bank Minnesota, National Association formerly known as Norwest Bank Minnesota South, N.A. (Lender), Nortech Systems Incorporated, a Minnesota corporation (Systems), and Nortech Medical Services, Inc., a Minnesota corporation (Medical; which together with Systems shall hereinafter be referred to collectively as Borrower).

                                    RECITALS
                                    --------

     A. Borrower and Lender are parties to a Commercial Loan Agreement dated December 29, 1995 (the Original Loan Agreement), in connection with which Lender extended certain financial accommodations to Borrower.

     B. The Original Loan Agreement was amended pursuant to an Amendment to Loan Agreement dated November 4, 1996, by and between Systems and Lender (the First Amendment), a Second Amendment to Loan Agreement dated as of December 31, 1996, by and among Systems, Medical and Lender (the Second Amendment), a Third Amendment to Loan Agreement dated as of December 31, 1997, by and among Systems, Medical and Lender (the Third Amendment), a Fourth Amendment to Loan Agreement dated as of September 29, 1998 by and among Systems, Medical and Lender (the Fourth Amendment), a Fifth Amendment to Loan Agreement dated as of December 30, 1998 by and among Systems, Medical and Lender (the Fifth Amendment), a Sixth Amendment to Loan Agreement dated as of December 31, 1999 (the Sixth Amendment), a Seventh Amendment to Loan Agreement dated as of May 26, 2000 (the Seventh Amendment), an Eighth Amendment to Loan Agreement dated as of July 17, 2000 (the Eighth Amendment), and a Ninth Amendment to Loan Agreement dated as of September 21, 2000 (the Ninth Amendment) which, together with the Original Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, Seventh Amendment, Eighth Amendment and Ninth Amendment hereinafter be referred to collectively as the Loan Agreement).

     C. By this Tenth Amendment, Borrower and Lender wish to amend certain terms of the Loan Agreement.

     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

     1. Schedule A to the Loan Agreement is amended to read as follows:

TYPE          INTEREST     PRINCIPAL      FUNDING/     MATURITY      CUSTOMER             LOAN
OF            RATE         AMOUNT/        AGREEMENT    DATE          NUMBER               NUMBER
LOAN                       CREDIT         DATE
                           LIMIT
------------------------------------------------------------------------------------------------
Revolving     Variable     $5,000,000     12/31/97     01/01/02      6512228178             75
Term          Variable     $  510,000     12/29/95     01/01/02      6512228178             18
Term          Variable     $  500,000     12/31/97     01/01/02      6512228178             59
Term          Variable     $1,500,000     12/31/97     01/01/02      6512228178             83
Term          Variable     $  267,770     12/01/98     01/01/02      6512228178             34
Term          Variable     $  400,000     03/22/00     03/15/04      6512228178             91
Revolving     Variable     $1,000,000     09/25/00     01/01/02      6512228178            117

     2. Any and all references in the Loan Agreement to any Promissory Notes shall be amended to referenced the customer numbers, loan numbers and Maturity Dates shown on the amended Schedule A to the Loan Agreement.

     3 All other terms, covenants and conditions of the Loan Agreement remain in full force and effect except as specifically modified herein.

     IN WITNESS WHEREOF, the parties have executed this Tenth Amendment to Loan Agreement to be effective as of the day and year first above written.

                        WELLS FARGO BANK MINNESOTA,
                        NATIONAL ASSOCIATION, A NATIONAL BANKING
                        ASSOCIATION

                        By:  [ILLEGIBLE]
                             ----------------------------------------
                                 Its:  Bus. Banker
                                       ------------------------------

                        NORTECH SYSTEMS INCORPORATED, A
                        MINNESOTA CORPORATION

                        By:  [ILLEGIBLE]
                             ----------------------------------------
                                 Its:  Sr. V.P. Corporate Finance
                                       ------------------------------

                        NORTECH MEDICAL SERVICES, INC.
                        A MINNESOTA CORPORATION

                        By:  [ILLEGIBLE]
                             ----------------------------------------
                                 Its: Sr. V.P. Corporate Finance
                                      -------------------------------

                 FIRST AMENDMENT OF $267,770.31 PROMISSORY NOTE
                 ----------------------------------------------

     This FIRST AMENDMENT OF $267,770.31 PROMISSORY NOTE is effective this 31st day of December, 2000, by and between Nortech System Incorporated (BORROWER) and Wells Fargo Bank Minnesota, National Association formerly known as Norwest Bank Minnesota South, N.A. formerly known as Norwest Bank North County, N.A., formerly known as Northern National Bank, (LENDER).

                                    RECITALS:

     1. Borrower executed and delivered that certain Variable Rate Commercial Promissory Note dated December 1, 1998 in the original principal amount of $267,770.31, payable to the order of Lender (the $267,770.31 Note).

     2. The parties desire to enter into this modification agreement to amend and modify the Interest Rate and Maturity Date under the $267,770.31 Note.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Maturity Date under the $267,770.31 Note shall be and hereby is amended to be the date of January 1, 2002, and all outstanding principal and accrued interest shall be due and payable in full on such date.

     2. Except as expressly provided in this First Amendment, the $267,770.31 Note remains unmodified and in full force and effect and payments shall continue until the Note is paid in full.

                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION

                                By: [ILLEGIBLE]
                                   -------------------------------

                                Its [ILLEGIBLE]
                                   -------------------------------


                                NORTECH SYSTEMS INCORPORATED

                                By: [ILLEGIBLE]
                                   -------------------------------

                                Its [ILLEGIBLE]
                                   -------------------------------

                  FIRST AMENDMENT OF $510,000 PROMISSORY NOTE
                  -------------------------------------------

This FIRST AMENDMENT OF $510,000 PROMISSORY NOTE is effective this 31st day of December, 2000, by and between Nortech Systems Incorporated (BORROWER) and Wells Fargo Bank Minnesota, National Association formerly known as Norwest Bank Minnesota South, N.A. formerly known as Norwest Bank North County, N.A., formerly known as Northern National Bank, (LENDER).

                                    RECITALS:

     1. Borrower executed and delivered that certain Variable Rate Commercial Promissory Note dated December 29, 1995 in the original principal amount of $510,000.00, payable to the order of Lender (the $510,000 Note).

     2. The parties desire to enter into this modification agreement to amend and modify the Interest Rate and Maturity Date under the $510,000 Note.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Maturity Date under the $510,000 Note shall be and hereby is amended to be the date of January 1, 2002, and all outstanding principal and accrued interest shall be due and payable in full on such date.

     2. The Interest Rate under the $510,000 Note shall be and hereby is amended to be calculated at a variable rate equal to zero percent (0%) per annum over the Index Rate.

     3. The Index Rate under the $510,000 Note shall be and hereby is amended to be the prime rate as quoted in the WALL STREET JOURNAL and in effect as of the date of rate change.

     4. Except as expressly provided in this Third amendment, the $510,000 Note remains unmodified and in full force and effect and payments shall continue until the Note is paid in full.

                               [signatures follow]

                                WELLS FARGO BANK MINNESOTA,
                                NATIONAL ASSOCIATION

                                By: [ILLEGIBLE]
                                   -------------------------------

                                Its [ILLEGIBLE]
                                   -------------------------------


                                NORTECH SYSTEMS INCORPORATED

                                By: [ILLEGIBLE]
                                   -------------------------------

                                Its [ILLEGIBLE]
                                   -------------------------------

                 THIRD AMENDMENT OF $5,000,000 PROMISSORY NOTE

This THIRD AMENDMENT OF $5,000,000 PROMISSORY NOTE is effective this 31st day of December, 2000, by and between Nortech Systems Incorporated and Nortech Medical Services, Inc. (BORROWER) and Wells Fargo Bank Minnesota, National Association formerly known as Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North County, N.A. a national banking association, (Lender).

     RECITALS:

1. Borrower executed and delivered that certain Commercial/Agricultural Revolving Note-Variable Rate dated December 31, 1997 in the original principal amount of $3,000,000.00 (the $5,000,000 Note).

     2. The $5,000,000 Note was amended pursuant to an Amendment of $3,000,000 Promissory Note dated December 30, 1998 by and between Borrower and Lender to, among other things, increase the original principal amount to $5,000,000.00 and further amended Dec 31, 1999.

3. The parties desire to enter into this modification agreement to modify the Maturity Date under the $5,000,000 Note.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Maturity Date under the $5,000,000 Note shall be and hereby is amended to be the date of January 1,2002, and all outstanding principal and accrued interest shall be due and payable in full on such date.

2. Except as expressly provided in this Third Amendment, the $5,000,000 Note remains unmodified and in full force and effect and payments shall continue until the Note is paid in full.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By:
   -------------------------------
Its
   -------------------------------


NORTCH SYSTEMS INCORPORATED

By: [illegible]
   -------------------------------
Its [illegible]
   -------------------------------

NORTCH MEDICAL SERVICES, INC.

By: [illegible]
   -------------------------------
Its [illegible]
   -------------------------------

                  FIRST AMENDMENT OF $500,000.00 PROMISSORY NOTE

This FIRST AMENDMENT OF $500,000.00 PROMISSORY NOTE is effective the 31st day of December, 2000, by and between Nortech Systems Incorporated (BORROWER) and Wells Fargo Bank Minnesota, National Association formerly known as Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North County, N.A., formerly known as Northern National Bank, (LENDER).

                                   RECITALS:

     1. Borrower executed and delivered that certain Variable Rate Commercial Promissory Note dated December 1, 1998 in the original principal amount of $500,000.00 payable to the order of Lender (the $500,000.00 Note).

     2. The parties desire to enter into this modification agreement to amend and modify the Interest Rate and Maturity Date under the $500,000.00 Note.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Maturity Date under the $500,000.00 Note shall be and hereby is amended to be the date of January 1, 2002, and all outstanding principal and accrued interest shall be due and payable in full on such date.

2. Except as expressly provided in this Third amendment, the $500,000.00 Note remains unmodified and full force and effect and payments shall continue until the Note is paid in full.

                               WELLS FARGO BANK MINNESOTA,
                               NATIONAL ASSOCIATION

                               By: [illegible]
                                  -------------------------------
                               Its [illegible]
                                  -------------------------------


                               NORTECH SYSTEMS INCORPORATED

                               By: [illegible]
                                  -------------------------------
                               Its [illegible]
                                  -------------------------------

                               CONSENT

The undersigned being Guarantor of the above-referenced $500,000 Note pursuant to that certain Commercial Continuing Guaranty (Limited) dated December 1, 1998 in favor of Wells Fargo Minnesota, National Association, formerly known as Norwest Bank Minnesota South, N.A., as amended by an Amendment of Guaranty dated December 30, 1998 by Norwest Bank Minnesota South, N.A., does hereby consent to the foregoing First Amendment of $500,000 Note.


                                  /s/ Myron Kimin
                                  -------------------------------
                                  Myron Kimin


                               CONSENT

The undersigned being Guarantor of the above-referenced $500,000 Note pursuant to that certain Commercial Continuing Guaranty (Limited) dated December 1, 1998 in favor of Wells Fargo Minnesota, National Association, formerly known as Norwest Bank Minnesota South, N.A. as amended by an Amendment of Guaranty dated December 30, 1998 by Norwest Bank Minnesota South, N.A., does hereby consent to the foregoing First Amendment of $500,000 Note.

                                  Curtis Square, Inc.

                                  By: /s/ Myron Kimin
                                    ---------------------------
                                  Myron Kimin, Chairman

                 THIRD AMENDMENT OF $1,500,000 PROMISSORY NOTE
                 ---------------------------------------------


        This THIRD ADMENDMENT OF $1,500,000 PROMISSORY NOTE is effective this 31st day of December, 2000, by and between Nortech Systems Incorporated and Nortech Medical Services, Inc. (BORROWER) and Wells Fargo Bank Minnesota, National Association formerly known as Norwest Bank Minnesota South, N.A., a national banking association (LENDER).

                                    RECITALS:

        1. Borrower executed and delivered that certain Variable Rate Commercial Promissory Note dated December 31, 1997 in the orginal principal amount of $1,500,000.00, payable to the order of Lender (the $1,500,000 Note).

        2. The $1,500,000 Note was amended pursuant to an Amendment of $1,500,000 Promissory Note dated December 30, 1998 by and between Borrower and Lender and further amended pursuant to an Amendment of $1,500,000 Promissory Note dated December 31, 1999 by and between Borrower and Lender.

        3. The parties desire to enter this modification agreement to amend and modify the Maturity Date under the 1,500,000 Note.


        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. The Maturity Date under the $1,500,000 Note shall be and hereby is amended to be the date of January 1, 2002, and all outstanding principal and accrued interest shall be due and payable in full on such date.

        2. The total principal balance for the $1,500,000 Note is $900,000.00 as of December 31, 2000.

        3. Except as expressly provided in this Third amendment, the $1,500,000 Note remains unmodified and in full force and effect and payments shall continue until the Note is paid in full.

                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION

                                        By:  Terry Matson
                                             ------------------------
                                             Its Business Banker
                                                 --------------------

                                        NORTECH SYSTEMS INCORPORATED


                                        By:  ILLEGIBLE
                                             ------------------------
                                             Its  ILLEGIBLE
                                                  -------------------

                                        NORTECH MEDICAL SERVICES, INC.


                                        By:  ILLEGIBLE
                                             ------------------------
                                             Its  ILLEGIBLE
                                                  -------------------



                                    CONSENT

The undersigned being Guarantor of the above-referenced $1,500,000 Note pursuant to that certain Commercial Continuing Guaranty (Limited) dated December 31, 1997 in favor of Wells Fargo Minnesota, National Association, formerly known as Norwest Bank Minnesota South, N.A., as amended by an Amendment to Guaranty dated December 30, 1998 by Norwest Bank Minnesota South, N.A., does hereby consent to the foregoing Third Amendment of $1,500,000 Note.

                                /s/ Myron Kunin
                                ---------------
                                Myron Kunin

                                     CONSENT

        The undersigned being Guarantor of the above-referenced $1,500,000 Note pursuant to that certain Commercial Continuing Guaranty (Limited) dated December 31, 1997 in favor of Wells Fargo Minnesota, National Association, formerly known as Norwest Bank Minnesota South, N.A., as amended by an Amendment Guaranty dated December 30, 1998, by Norwest Bank Minnesota South, N.A. does hereby consent to the foregoing Third Amendment of $1,500,000 Note.


                                Curtis Squire, Inc.

                           By:  /s/ Myron Kunin
                                ---------------
                                Myron Kunin, Chairman

                      FIFTH AMENDMENT TO PLEDGE AGREEMENT

        This Fifth Amendment is effective the 26th day of May, 2000, by and between Curtis Squire, Inc., a Minnesota corporation ("Pledgor") and Norwest Bank of Minnesota South, N.A., a national banking association, formerly known as Northern National Bank ("Secured Party").

                                    RECITALS

        A. Pledgor and Secured Party are parties to that certain Stock Pledge Agreement dated November 4, 1996 (the "Original Pledge Agreement"), as amended by an Amendment to Pledge Agreement and a Second Amendment to Pledge Agreement, both dated as of December 31, 1996, further amended by a Third Amendment to Pledge Agreement dated December 31, 1997, and further amended by a Fourth Amendment to Pledge Agreement dated September 29, 1998 (collectively, the "Amendments"; which together with the Original Pledge Agreement shall hereinafter be referred to collectively as the "Pledge Agreement"), pursuant to which Pledgor granted to Secured Party a security interest in certain shares of the common stock of Regis Corporation to secure Pledgor's obligations under that certain Commercial Continuing Guaranty (Limited) dated as of December 31, 1996 (the "Guaranty"), under which Pledgor unconditionally guaranteed the payment and performance of certain obligations of Nortech Systems Incorporated ("Nortech") to Secured Party.

        B. Nortech has requested that Secured Party exend to it certain financial accommodations.

        C. Pledgor and Secured Party desire to amend the Pledge Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the above recitals and for other goods and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Secured Party hereby releases and terminates its security interest in the following Pledged Shares (the "Released Shares"):


                   STOCK          NUMBER
                CERTIFICATE         OF
                  NUMBERS         SHARES          COMPANY
                  -------         ------          -------

                  6212            100,000      Regis Corporation

                ------------------------------------------------

        2. Secured Party agrees to promptly return to Pledgor the certificates evidencing the Released Shares, as well as any and all separate stock powers pertaining to the Released Shares.

        3. Schedule I of the Pledge Agreement is amended to delete the following information under each of the respective headings:

                                 STOCK          NUMBER
                              CERTIFICATE         OF
                 PLEDGOR        NUMBERS         SHARES          COMPANY
                 -------        -------         ------          -------

          "Curtis Squire, Inc.   6212          100,000      Regis Corporation"

          --------------------------------------------------------------------

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the day and year first above written.

                                        CURTIS SQUIRE, INC.,
                                        A MINNESOTA CORPORATION

                                        By:  ILLEGIBLE
                                             ------------------------

                                             Its Secretary
                                                 --------------------



                                        NORWEST BANK MINNESOTA SOUTH, N.A.,
                                        A NATIONAL BANKING ASSOCIATION

                                        By:  /s/ Terry Matson
                                             ------------------------
                                             Its Business Banker
                                                 --------------------











                                       2